UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2022

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40409	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd. #6

Boca Raton, Florida 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001	GROM	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	GROMW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Separation Agreement

On April 22, 2022, Grom Social Enterprises, Inc. (the “Company”), Grom Social, Inc. and Melvin Leiner entered into an Executive Separation Agreement (the “Separation Agreement”), pursuant to which Mr. Leiner retired from his positions as the Company’s Executive Vice President and Chief Operating Officer. Pursuant to the Separation Agreement, Mr. Leiner’s employment with the Company ended on April 22, 2022 and Mr. Leiner is to receive separation payments over a nine (9) month period equal to his base salary, as well as certain limited health benefits.

In accordance with the Separation Agreement, the Company will pay to Mr. Leiner the sum of $236,250 in biweekly installments over the nine (9) month period beginning on the first regular Company pay period after April 22, 2022 and ending on January 13, 2022. The Separation Agreement also contains non-disparagement covenants and a mutual release of claims by the parties thereto.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the Separation Agreement and is subject to and qualified in its entirety by reference to the complete text of the Separation Agreement, a copy of which is filed herewith as Exhibit 10.1.

Departure of Director

On April 22, 2022, Mr. Leiner resigned from the Company’s Board of Directors (the “Board”), effective immediately. Mr. Leiner did not serve on any Board committees at the time of his resignation. Mr. Leiner did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
Exhibit 10.1	Executive Separation Agreement, dated April 22, 2022, by and among Grom Social Enterprises, Inc.,Grom Social, Inc. and Melvin Leiner*
Exhibit 104	Cover Page Interactive Data File (formatted in IXBRL, and included in exhibit 101).

* Portions of this exhibit have been omitted as being both (i) not material, and (ii) would likely cause competitive harm if publicly disclosed

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: April 28, 2022	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

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